Exhibit 99.1

MetaBank Announces Name Change to Pathward

The Pathward name represents the company's commitment to helping individuals and small and medium sized businesses access financial services that promote economic mobility

SIOUX FALLS, S.D., March 29, 2022 - MetaBank®, N.A., an industry leading financial empowerment company, today announced it is changing its name to Pathward, N.A. To unite the company under a single identity following a series of strategic acquisitions, MetaBank initiated a brand strategy review last year. The new name, Pathward, is born out of the company’s purpose to power financial inclusion for all and its commitment to providing a path forward to people and businesses so they can reach the next stage of their financial journey.

The company will make certain changes immediately and fully transition to Pathward by the end of this calendar year, including the launch of a new brand identity and website. The company will continue to serve its customers under existing brand names during the transition.

“Expanding financial access is too complex and important to be a part-time activity, which is why we’ve made financial inclusion for all the heart of everything we do,” said Brett Pharr, CEO of MetaBank. “Pathward signals our commitment to removing barriers that prevent millions of Americans from achieving access to the financial system. Our new name serves as a constant reminder of the importance of creating a path forward for the unbanked, underbanked, and underserved to help them achieve economic mobility.”
Meta Financial Group, Inc., MetaBank’s public holding company, will also be changing its name to Pathward Financial, Inc. by the end of this calendar year.

A leader in banking-as-a-service, the company works to advance financial inclusion by disrupting traditional banking norms. Through its national bank charter, coordination with regulators, and understanding of risk mitigation and compliance, the company guides its partners and delivers financial products, services and funding to the people and businesses who need them most.

For more information, please visit www.metabank.com.

Forward Looking Statements

This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect our current views with respect to, among other things, future events, including those relating to the timing of the name changes of Meta Financial and Meta Bank. These statements are often, but not always, made through the use of words or phrases such as “may,” “might,” “should,” “could,” “predict,” “potential,” “believe,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “projection,” “would,” “annualized” and “outlook,” or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, estimates and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements as a result of various risks, uncertainties and other factors. For a discussion of some of the risks and important factors that could affect our future results and financial condition, see our U.S. Securities and Exchange Commission filings, including, but not limited to, our Annual Report on Form 10-K for the fiscal year ended September 30, 2021. Meta Financial expressly disclaims any intent or obligation to update any forward-looking statements, whether written or oral, that may be made from time to time by or on behalf of Meta Financial or its subsidiaries, whether as a result of new information, changed circumstances or future events, or for any other reason.

About MetaBank®

MetaBank®, N.A., a national bank, is a subsidiary of Meta Financial Group, Inc.® (Nasdaq: CASH). MetaBank is a U.S.-based financial empowerment company driven by its purpose to power financial inclusion for all®. MetaBank strives to increase financial availability, choice, and opportunity across its strategic service lines including Payments, Commercial Finance, and Consumer Solutions, which is comprised of tax services and consumer lending. These solutions are seamlessly integrated to provide the end-to-end support to the individuals and businesses who are powering the everyone economy.

Media Relations Contact
Courtney Heidelberg
mediarelations@metabank.com